Parker, Alexander E.

From:	Parker, Alexander E.
Sent:	Wednesday, July 23, 2025 3:18 PM
To:	Steven Myhill-Jones
Cc:	JTI - Brian Cardile; Flickinger, Johnathan J.
Subject:	RE: Daily Journal Corporation

Steven,

You need to read the letter (you clearly did not read the e-mail closely either). That was not a threat, and that is another false statement on your part.

Alexander

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | F +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Steven Myhill-Jones <smj@dailyjournal.com>
Sent: Wednesday, July 23, 2025 3:13 PM
To: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation

Mr. Parker,

We are in receipt of your threat to refer us to the SEC, and I have shared it with the Board. In short, we don't do business with people who engage in such threats in order to generate business for themselves. Accordingly, this ends our correspondence.

Sincerely,

Steven Myhill-Jones
Daily Journal Corporation | 915 E. First Street, Los Angeles, CA 90012
Phone: (213) 229-5300 | Direct: (424) 406-1500
smj@dailyjournal.com | www.dailyjournal.com

From: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Sent: July 23, 2025 11:05 AM
To: Steven Myhill-Jones <smj@dailyjournal.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation
Importance: High

Warning: This email originated from outside the Daily Journal Corporation. Treat it with caution and do not click links or open attachments unless you are certain it is legitimate.

Hi Steven,

Thank you for your note.

As you might expect, we have significant concerns regarding the proposed direction. In response, our team has prepared the attached letter and cooperation agreement, which we believe represent a constructive path forward and serve the best interests of shareholders.

Please immediately forward this message and its attachments to the remaining Board members, given the mentioned referral of the Daily Journal Corporation to the Division of Enforcement at the U.S. Securities and Exchange Commission (concurrent with this correspondence being relayed to you).

Should you have any questions or wish to discuss further, we remain available to discuss.

Regards,

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | **F** +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Steven Myhill-Jones <smj@dailyjournal.com>
Sent: Tuesday, July 22, 2025 4:30 PM
To: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Subject: Re: Daily Journal Corporation

Caution: This is an external email from outside the Buxton Helmsley network. Please take care when clicking links or opening attachments. If you question or doubt, contact the Buxton Helmsley Compliance Department.

Hello Alexander,

Yesterday we held a special Board meeting to discuss your proposal and related communications received from Buxton Helmsley during the week of July 14-19; in particular, we focused on the importance of ensuring that our treatment of R&D and product development costs are properly accounted for under GAAP.

As an outcome of this meeting, we're proceeding with management's proposal to hire an independent consultant with no preconceived notions or interest in the matter to conduct a technical-accounting review, and this is now in process.

If you'd like, we will let you know the results. Thanks again for your interest in Daily Journal Corporation.

Regards,
Steven Myhill-Jones
Daily Journal Corporation | 915 E. First Street, Los Angeles, CA 90012
Phone: (213) 229-5300 | Direct: (424) 406-1500
smj@dailyjournal.com | www.dailyjournal.com

From: "Parker, Alexander E." <alexander.parker@buxtonhelmsley.com>
Date: Saturday, July 19, 2025 at 5:40 PM
To: Steven Myhill-Jones <smj@dailyjournal.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>, "Flickinger, Johnathan J." <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation

Warning: This email originated from outside the Daily Journal Corporation. Treat it with caution and do not click links or open attachments unless you are certain it is legitimate.

Hi Steven,

Thank you for confirming that. Much appreciated.

Thanks again,
Alexander

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | F +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Steven Myhill-Jones <smj@dailyjournal.com>
Sent: Saturday, July 19, 2025 5:33 PM
To: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>; Flickinger, Johnathan J.

<johnathan.flickinger@buxtonhelmsley.com>
Subject: Re: Daily Journal Corporation

Caution: This is an external email from outside the Buxton Helmsley network. Please take care when clicking links or opening attachments. If you question or doubt, contact the Buxton Helmsley Compliance Department.

Alexander,

Prior to receiving your PDF last night, we arranged a special Board meeting on Monday to discuss this matter.

Regards,
Steven Myhill-Jones
Daily Journal Corporation | 915 E. First Street, Los Angeles, CA 90012
Phone: (213) 229-5300 | Direct: (424) 406-1500
smj@dailyjournal.com | www.dailyjournal.com

From: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Sent: Friday, July 18, 2025 8:30 PM
To: Steven Myhill-Jones <smj@dailyjournal.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation

Warning: This email originated from outside the Daily Journal Corporation. Treat it with caution and do not click links or open attachments unless you are certain it is legitimate.

Hi Steven,

Much appreciation for the explanation as to the company's position. With the realization that it would take more room to explain than would be suitable for an email, please see the attached PDF. You (and the rest of the Board, as noted to be copied) should immediately review the entire PDF (review of the PDF will make apparent the necessity of immediate response, with relation to Section VII).

We look forward to hearing back.

Alexander

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | **F** +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Steven Myhill-Jones <smj@dailyjournal.com>
Sent: Friday, July 18, 2025 5:03 PM
To: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: Re: Daily Journal Corporation

Hi Alexander,

Thanks for your reply; I'll provide the Board with this additional perspective as well.

That said, given my preference to incorporate a topic like this into a naturally occurring Board call (happening in August, with another meeting in early September), I want to ensure I understand the specific source(s) of urgency you're referring to.

In your proposal, you cite the correct guidance in regards to ASC 985-20 (Internally Developed Software for Sale). Our initial take is this assertion that our current accounting treatment is detrimental to shareholder value is misplaced. This is not a matter of cash flow or value creation—it is strictly an accounting policy that affects the timing of expense recognition.

Under ASC 985-20, capitalization of software development costs begins after the establishment of technological feasibility and continues until the product is ready for general release. In our case, based on the nature of our iterative/agile development methodology, technological feasibility is typically established at or near the point of general release. As a result, the window in which capitalization would be required is either nonexistent or immaterial.

This treatment has been consistently disclosed in our SEC filings (e.g., see Note 2 to the financial statements in our Form 10-K), and has been reviewed and accepted by our external auditors. We have also validated this treatment through internal discussions with our product and engineering teams, who confirmed that feasibility is generally not established until software development is substantially complete. Therefore, our accounting reflects the substance of our development practices, and is fully compliant with GAAP and the guidance in ASC 985-20. Should the timing of feasibility shift earlier or the post-feasibility development effort become material in future periods, we will reassess our treatment and apply capitalization consistent with the guidance, but we think it's both sensible and appropriate.

Mr. Munger was comfortable and aligned with our approach; for this reason, I'm reticent to get more aggressive in our treatment of these expenses, lest that be viewed negatively by our shareholders as an effort to generate value through accounting versus putting focus on work that genuinely increases enterprise value to the long-term benefit our shareholders.

Thanks in advance,

Steven Myhill-Jones
Daily Journal Corporation | 915 E. First Street, Los Angeles, CA 90012
Phone: (213) 229-5300 | Direct: (424) 406-1500
smj@dailyjournal.com | www.dailyjournal.com

From: "Parker, Alexander E." <alexander.parker@buxtonhelmsley.com>
Date: Friday, July 18, 2025 at 11:54 AM
To: Steven Myhill-Jones <smj@dailyjournal.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>, "Flickinger, Johnathan J." <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation

You don't often get email from alexander.parker@buxtonhelmsley.com. Learn why this is important

Warning: This email originated from outside the Daily Journal Corporation. Treat it with caution and do not click links or open attachments unless you are certain it is legitimate.

Mr. Myhill-Jones,

Thank you for confirming receipt and the Board's consideration of our proposal. We appreciate that the Board requires sufficient time for thorough deliberation on these critical matters.

We want to ensure the Board has sufficient time for thorough consideration while recognizing that compliance matters have their own timeline requirements. These regulatory issues warrant resolution based on the urgency of the underlying compliance risk.

We understand the Board may prefer to deliberate based on our written materials rather than an in-person presentation. While a meeting would provide valuable technical context, we respect the Board's preference and want to ensure adequate time for proper deliberation.

To balance thorough consideration and compliance urgency, we can be flexible on timing for an initial meeting. However, we must maintain our expectation of August 4 for a final resolution. This provides approximately two and a half weeks for comprehensive Board deliberation while ensuring these material compliance matters receive resolution within an appropriate timeframe. We're happy to provide an initial draft of the cooperation agreement to facilitate the process.

I'm confident the Board will appreciate meeting our dual-CPA/Certified Fraud Examiner, who is ready to assist in the compliance remediation work—and despite how that title might sound, she's actually very personable (the Board will see why we have her in mind) and collaborative in her approach to resolving these technical matters.

We are confident that once we have the opportunity to discuss these matters directly, the collaborative path forward will become clear. Having watched the 2023 shareholder meeting where you and Mr. Munger presented together, and having seen your thoughtful approach toward investor interests in that setting, I believe we would work very well together in addressing these challenges and positioning DJCO for continued success.

We look forward to meeting soon and to the opportunity to collaborate.

Regards,

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.

T +1 (212) 951-1530 | F +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Steven Myhill-Jones <smj@dailyjournal.com>
Sent: Friday, July 18, 2025 11:56 AM
To: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Cc: JTI - Brian Cardile <bcardile@journaltech.com>; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation
Sensitivity: Confidential

Mr. Parker,

Thank you for reaching out with this interesting analysis and proposal. Your emails of Monday, Wednesday, and Thursday have indeed been received.

This week I've been in on-site 2026 planning meetings with our CEO of Journal Technologies, and in the background my colleagues have been gathering appropriate context to share with our independent directors as part of us sharing your proposal with them.

I consider it appropriate to give our Board a reasonable amount of time to review this matter so we can assess it in earnest. I will get back to you once we've had an opportunity to discuss and have some more definitive thoughts on what we believe represents sensible next steps. Given scheduling and whatnot, I do not expect that to exceed 10-14 days.

Thanks again for your interest in DJCO!

Regards,

Steven Myhill-Jones
Daily Journal Corporation | 915 E. First Street, Los Angeles, CA 90012
Phone: (213) 229-5300 | Direct: (424) 406-1500
smj@dailyjournal.com | www.dailyjournal.com

From: Parker, Alexander E. <alexander.parker@buxtonhelmsley.com>
Sent: July 17, 2025 3:16 PM
To: JTI - Brian Cardile <bcardile@journaltech.com>
Cc: Steven Myhill-Jones <smj@dailyjournal.com>; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation
Sensitivity: Confidential

Mr. Cardile,

Given that we received an electronic read receipt after our follow-up e-mail yesterday, but no response from you actually confirming receipt, we are growing concerned that the Board of the Daily Journal may not be responding with the same good faith that we had when we approached. We are trying to be very constructive and collaborative, and have tried to make clear how positive of a situation this could be to simply agree to work together, in a way that takes the Company to new heights (transparently, we do not see how the Board could credibly decide who is appropriate to fix this situation, just because of the reality that the Board was not even aware of the situation). We are confident that Mr. Munger would be concerned with the Board's complete lack of response thus far (not even confirmation of receipt), as well, given that we have made so clear how we wish to protect the Daily Journal, its legacy business, investors, and even management. We are here to help and restore the Board's credibility, but they need to speak with us for that to happen.

Please confirm receipt of this message within twenty-four (24) hours, even if you do not yet have possible date(s)/time(s) for our requested meeting with the Board (still expected to occur by July 21). If we do not hear back from you within twenty-four (24) hours, we will assume that speaking with other shareholders (whether privately or publicly) is necessary.

Very truly yours,
Alexander

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | F +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Parker, Alexander E.
Sent: Wednesday, July 16, 2025 5:34 PM
To: bcardile@journaltech.com
Cc: smj@dailyjournal.com; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: RE: Daily Journal Corporation
Sensitivity: Confidential

Mr. Cardile,

We wanted to follow up to ensure that the board of directors has received a copy of the letter we sent on Monday. We understand the company is probably in discussions. If you could confirm receipt in the meantime, however, we would appreciate it.

Thank you,
Alexander

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | **F** +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

From: Parker, Alexander E.
Sent: Monday, July 14, 2025 7:24 PM
To: bcardile@journaltech.com
Cc: smj@dailyjournal.com; Flickinger, Johnathan J. <johnathan.flickinger@buxtonhelmsley.com>
Subject: Daily Journal Corporation
Importance: High
Sensitivity: Confidential

Mr. Cardile,

I hope your week is off to a great start.

Attached is a formal proposal from Buxton Helmsley, an investment manager and the lead architect behind the recent board nominations and turnaround at Fossil Group, Inc. (NASDAQ: FOSL).

As with Fossil Group, our team has identified several opportunities at Daily Journal Corporation (NASDAQ: DJCO) that we believe could unlock more than $160 million in shareholder value. Our approach is collaborative and consultative—with the objective of increasing DJCO's market capitalization to over $700 million. We believe this is achievable through a thoughtful partnership.

We respectfully ask that this letter be shared with all members of the Board, as it includes time-sensitive recommendations related to accounting regulations. Please don't hesitate to reach out with any questions, or if we can provide additional context ahead of our requested initial meeting by July 21, 2025.

Warm regards,

Alexander E. Parker
Chairman of the Board and Chief Executive Officer | Buxton Helmsley, Inc.
As seen in The Wall Street Journal, Reuters, Bloomberg, MarketWatch, The Irish Times, and TheStreet.com

BUXTON HELMSLEY

T +1 (212) 951-1530 | **F** +1 (212) 641-4349
1185 Avenue of the Americas, Floor 3 | New York, NY 10036-2600

Learn more about Buxton Helmsley:
BuxtonHelmsley.com | LinkedIn

INFORMATION CONTAINED WITHIN THIS MESSAGE IS THE OPINION OF THE SENDER, DOES NOT CONSTITUTE AND SHOULD NOT BE MISTAKEN AS INVESTMENT ADVICE OR AN OFFER TO INVEST OR TO PROVIDE MANAGEMENT SERVICES and is subject to correction, completion and amendment without any prior notice. This communication and presentation are for informational purposes only and do not constitute an offer to sell or a solicitation of an offer to buy any securities. Complete information and applicable disclaimers are available to accredited investors in the confidential private placement memorandum. Any such offer, if made, will only be made by means of a confidential prospectus or offering memorandum or management agreement. It is not the sender's intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of all investments that they should consider. This message may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal and other jurisdictions securities laws. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from historical experience and our present expectations or projections. The sender undertakes no obligation to update or revise any forward-looking statements publicly or privately.

THE INFORMATION CONTAINED IN THIS E-MAIL MESSAGE AND ANY ATTACHMENTS IS CONFIDENTIAL INFORMATION INTENDED ONLY FOR THE PERSONAL USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE. This e-mail message and any attachments may also be an attorney/client communication, which is privileged and confidential. If the reader of this e-mail message is not the intended recipient, or the employee or agent responsible for delivering it to the intended recipient, you are hereby notified that any review, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please immediately notify the sender by return e-mail or by calling +1 (212) 561-5540, and delete this e-mail message and any attachments from your computer. Please note that we make every effort to keep our network free from viruses, but you should check this e-mail and any attachments to it for viruses as we can take no responsibility for any computer virus transferred.

INFORMATION CONTAINED WITHIN THIS MESSAGE IS THE OPINION OF THE SENDER, DOES NOT CONSTITUTE AND SHOULD NOT BE MISTAKEN AS INVESTMENT ADVICE OR AN OFFER TO INVEST OR TO PROVIDE MANAGEMENT SERVICES and is subject to correction, completion and amendment without any prior notice. This communication and presentation are for informational purposes only and do not constitute an offer to sell or a solicitation of an offer to buy any securities. Complete information and applicable disclaimers are available to accredited investors in the confidential private placement memorandum. Any such offer, if made, will only be made by means of a confidential prospectus or offering memorandum or management agreement. It is not the sender's intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of all investments that they should consider. This message may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal and other jurisdictions securities laws. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from historical experience and our present expectations or projections. The sender undertakes no obligation to update or revise any forward-looking statements publicly or privately.

THE INFORMATION CONTAINED IN THIS E-MAIL MESSAGE AND ANY ATTACHMENTS IS CONFIDENTIAL INFORMATION INTENDED ONLY FOR THE PERSONAL USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE. This e-mail message and any attachments may also be an attorney/client communication, which is privileged and confidential. If the reader of this e-mail message is not the intended recipient, or the employee or agent responsible for delivering it to the intended recipient, you are hereby notified that any review, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please immediately notify the sender by return e-mail or by calling +1 (212) 561-5540, and delete this e-mail message and any attachments from your computer. Please note that we make every effort to keep our network free from viruses, but you should check this e-mail and any attachments to it for viruses as we can take no responsibility for any computer virus transferred.

INFORMATION CONTAINED WITHIN THIS MESSAGE IS THE OPINION OF THE SENDER, DOES NOT CONSTITUTE AND SHOULD NOT BE MISTAKEN AS INVESTMENT ADVICE OR AN OFFER TO INVEST OR TO PROVIDE MANAGEMENT SERVICES and is subject to correction, completion and amendment without any prior notice. This communication and presentation are for informational purposes only and do not constitute an offer to sell or a solicitation of an offer to buy any securities. Complete information and applicable disclaimers are available to accredited investors in the confidential private placement memorandum. Any such offer, if made, will only be made by means of a confidential prospectus or offering memorandum or management agreement. It is not the sender's intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of all investments that they should consider. This message may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal and other jurisdictions securities laws. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from historical experience and our present expectations or projections. The sender undertakes no obligation to update or revise any forward-looking statements publicly or privately.

THE INFORMATION CONTAINED IN THIS E-MAIL MESSAGE AND ANY ATTACHMENTS IS CONFIDENTIAL INFORMATION INTENDED ONLY FOR THE PERSONAL USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE. This e-mail message and any attachments may also be an attorney/client

communication, which is privileged and confidential. If the reader of this e-mail message is not the intended recipient, or the employee or agent responsible for delivering it to the intended recipient, you are hereby notified that any review, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please immediately notify the sender by return e-mail or by calling +1 (212) 561-5540, and delete this e-mail message and any attachments from your computer. Please note that we make every effort to keep our network free from viruses, but you should check this e-mail and any attachments to it for viruses as we can take no responsibility for any computer virus transferred.

INFORMATION CONTAINED WITHIN THIS MESSAGE IS THE OPINION OF THE SENDER, DOES NOT CONSTITUTE AND SHOULD NOT BE MISTAKEN AS INVESTMENT ADVICE OR AN OFFER TO INVEST OR TO PROVIDE MANAGEMENT SERVICES and is subject to correction, completion and amendment without any prior notice. This communication and presentation are for informational purposes only and do not constitute an offer to sell or a solicitation of an offer to buy any securities. Complete information and applicable disclaimers are available to accredited investors in the confidential private placement memorandum. Any such offer, if made, will only be made by means of a confidential prospectus or offering memorandum or management agreement. It is not the sender's intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of all investments that they should consider. This message may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal and other jurisdictions securities laws. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from historical experience and our present expectations or projections. The sender undertakes no obligation to update or revise any forward-looking statements publicly or privately.

THE INFORMATION CONTAINED IN THIS E-MAIL MESSAGE AND ANY ATTACHMENTS IS CONFIDENTIAL INFORMATION INTENDED ONLY FOR THE PERSONAL USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE. This e-mail message and any attachments may also be an attorney/client communication, which is privileged and confidential. If the reader of this e-mail message is not the intended recipient, or the employee or agent responsible for delivering it to the intended recipient, you are hereby notified that any review, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error, please immediately notify the sender by return e-mail or by calling +1 (212) 561-5540, and delete this e-mail message and any attachments from your computer. Please note that we make every effort to keep our network free from viruses, but you should check this e-mail and any attachments to it for viruses as we can take no responsibility for any computer virus transferred.

INFORMATION CONTAINED WITHIN THIS MESSAGE IS THE OPINION OF THE SENDER, DOES NOT CONSTITUTE AND SHOULD NOT BE MISTAKEN AS INVESTMENT ADVICE OR AN OFFER TO INVEST OR TO PROVIDE MANAGEMENT SERVICES and is subject to correction, completion and amendment without any prior notice. This communication and presentation are for informational purposes only and do not constitute an offer to sell or a solicitation of an offer to buy any securities. Complete information and applicable disclaimers are available to accredited investors in the confidential private placement memorandum. Any such offer, if made, will only be made by means of a confidential prospectus or offering memorandum or management agreement. It is not the sender's intention to state, indicate or imply in any manner that current or past results, when stated, are indicative of future results or expectations. A prospective investor should consult with its own investment, accounting, legal and tax advisers to evaluate independently the risks, consequences and suitability of all investments that they should consider. This message may contain statements, estimates or projections that constitute "forward-looking statements" as defined under U.S. federal and other jurisdictions securities laws. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from historical experience and our present expectations or projections. The sender undertakes no obligation to update or revise any forward-looking statements publicly or privately.